EXHIBIT 23.1 a

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Registration Statements Nos. 333-19237, 333-37645, 333-75937 and 333-83797 of Bank United Corp. on Forms
S-3, and Registration Statement No. 333-42765 of Bank United Corp. on Form S-8 of our report dated October 21, 1998, appearing in this Annual Report on Form 10-K of Bank United Corp. for the year ended September 30, 1999.






DELOITTE & TOUCHE LLP

Houston, Texas
December 20, 1999